RELATED PARTY TRANSACTIONS	12 Months Ended
Mar. 31, 2017
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

(17)RELATED PARTY TRANSACTIONS

(a) Receivable due from shareholder

In May 2015, the Group terminated the VIE agreements with the nominee shareholders. The entire equity interests of ATA Online were transferred from the nominee shareholders to ATA Learning and Zhongxiao Zhixing for a consideration of RMB 10.0 million, equaling to the amount of the registered capital of ATA Online. As a result, ATA Online became a wholly owned subsidiary of the Group. The consideration was paid to the nominee shareholders. Mr. Haichang Xiong, has transferred his consideration of RMB 1.0 million to Mr. Kevin Xiaofeng Ma on March 29, 2016. The Group received RMB 10.0 million in cash from Mr. Kevin Xiaofeng on June 7, 2017.

(b) Sublease of Jianwai SOHO office to Master Mind

ATA Testing subleased its Jianwai SOHO office to Master Mind, an equity method accounted investee, for a monthly rent of RMB 54,678, from May 17, 2015 to May 16, 2020. The Group recognized the sublease income of RMB 575,483 and RMB 650,478 for the years ended March 31, 2016 and 2017. ATA Testing received advanced rental fee of RMB nil and RMB 103,655 as of March 31, 2016 and 2017 respectively, and recorded the amount in deferred revenues.

ATA Testing received a  rent deposit of RMB 115,097 from Master Mind for the sublease and recorded the amount in accrued expenses and other payables as of March 31, 2016 and 2017.

(c) Acquisition of Puhua Technology

On August 31, 2016, ATA Online entered into an agreement to make a 60% equity investment in Puhua Technology with a total cash consideration of RMB 2.0 million. The director of Puhua Technology was a director of ATA learning, who resigned from ATA learning in July 2016. Please refer to Note (21).